Exhibit 10.2

Matthew Van Steenhuyse
Senior Vice President

June 17, 2015

Turtle Beach Corporation

Voyetra Turtle Beach, Inc.

PSC Licensing Corp.

VTB Holdings, Inc.

100 Summit Lake Drive

Suite 100

Vahalla, NY 10954

Attention: John Hanson, CFO

Turtle Beach Europe Limited

15 Centerpoint Square

Lingfield Point Darling

DT DLI 1 BW UK

Attention: Karl Meier

Re:	Consent to Subordinated Debt

Ladies and Gentlemen:

Reference is hereby made to that certain Loan, Guaranty and Security Agreement dated as of March 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“Parametric”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”; and together with Parametric, individually “US Borrower,” and individually and collectively, jointly and severally, “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually “Borrower” and individually and collectively, “Borrowers”), PSC LICENSING CORP., a California corporation (“PSC”), VTB HOLDINGS, INC., a Delaware corporation (“VTB”; and together with PSC, individually a “US Guarantor” and individually and collectively, jointly and severally, “US Guarantors”; and together with US Borrowers, individually a “UK Guarantor” and individually and collectively, jointly and severally, “UK Guarantors”; UK Guarantors and US Guarantors, individually a “Guarantor,” and individually and collectively, “Guarantors”); the financial institutions party hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent collateral agent and security trustee for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”). Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Agreement.

Borrowers have informed Agent and Lenders that Parametric intends to issue a Subordinated Promissory Note dated June 17, 2015, in favor of SG VTB Holdings, LLC in the principal amount of up to $15,000,000 (“New Subordinated Note”). Borrowers hereby request that Agent and Lenders approve the terms and conditions of the New Subordinated Note and consent to the issuance thereof and agree that the obligations of Parametric thereunder are Subordinated Debt.

Agent and Lenders hereby consent to the issuance of the New Subordinated Note by Parametric and agree that the obligations of Borrowers under the New Subordinated Note are Subordinated Debt so long as the New Subordinated Note is in form and substance previously delivered to and approved by Agent. In connection with such consent, Agent, Lenders and Borrowers hereby agree to amend the definition of TBC Note to read as follows:

TBC Note: (i) that certain Subordinated Promissory Note dated as of April 21, 2015 by Parametric for the benefit of SG VTB Holdings, LLC in the original principal amount of $5,000,000 and (ii) that certain Subordinated Promissory Note dated as of June 17, 2015 by Parametric for the benefit of SG VTB Holdings, LLC in a principal amount of up to $15,000,000.

The consent set forth above shall be effective only in this specific instance and for the specific purpose for which it is given, and this consent shall not entitle Borrowers to any other or further consent or waiver in any similar or other circumstances. The consent set forth above shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document or (b) prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any Loan Document.

THIS LETTER AGREEMENT IS GOVERNED BY THE APPLICABLE LAW PERTAINING IN THE STATE OF CALIFORNIA, OTHER THAN THOSE CONFLICT OF LAW PROVISIONS THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION; PROVIDED THAT AGENT AND LENDERS RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.

Section 14.15 of the Loan Agreement is hereby incorporated herein in its entirety by this reference.

This letter agreement may be executed in multiple counterparts and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument, and a telecopy of any such counterpart shall be deemed valid as an original.

Sincerely,

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Matthew R. Van Steenhuyse
Name:	Matthew R. Van Steenhuyse
Title:	Senior Vice President

Accepted and Agreed to as of
June 17, 2015:

BORROWERS:

TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer

VOYETRA TURTLE BEACH, INC.,
a Delaware corporation

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer

TURTLE BEACH EUROPE LIMITED,
a company limited by shares and incorporated in England and Wales with company number 03819186

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer

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